UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2007
Date of Report (Date of earliest event reported)

CELLCYTE GENETICS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-52238	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Granville Street, Suite 318 Vancouver, British Columbia, Canada	V6C 1V5
(Address of principal executive offices)	(Zip Code)

(604) 719-8129
Registrant's telephone number, including area code

Former Name: Shepard Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 -   CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 13, 2007, Shepard Inc. (the "Company") filed Articles of Merger with the Secretary of State of Nevada in order to effectuate a merger whereby Shepard Inc. would merge with its wholly-owned subsidiary, CellCyte Genetics Corporation, as a parent/subsidiary merger with the Company as the surviving corporation. This merger, which became effective as of February 16, 2007, was completed pursuant to Section 92A.180 of the Nevada Revised Statutes ("NRS"). Shareholder approval to this merger was not required under Section 92A.180 of the NRS. Upon completion of this merger the Company's name has been changed to "CellCyte Genetics Corporation" and the Company's Articles of Incorporation have been amended to reflect this name change.

In connection with this name change to CellCyte Genetics Corporation, as of the open of business on February 16, 2007, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number:     15116P 10 3.

New Trading Symbol:    CCYG.

The Company decided to change its name to "CellCyte Genetics Corporation" because, as disclosed in the Company's Current Report on Form 8-K dated January 26, 2007 (the "January 26, 2007 Current Report"), the Company entered into an agreement in principle (the "Agreement in Principle") on January 26, 2007 with CellCyte Genetics, Inc. ("CellCyte") and a shareholder of CellCyte (together with the other shareholders of CellCyte that are to be parties to a formal agreement to replace the Agreement in Principle, the "Vendors") in connection with the proposed acquisition by the Company from the Vendors of all of the issued and outstanding shares of CellCyte. A summary of such Agreement in Principle is provided in the Company's January 26, 2007 Current Report, and a copy such Agreement in Principal has been filed as an exhibit to the Company's January 26, 2007 Current Report.

The Company is informed that CellCyte, a Washington State company, is an emerging biotechnology company that is in the principle business of the discovery and development of breakthrough stem cell enabling therapeutics products.

SECTION 9 -   FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CellCyte Genetics Corporation
Date: February 16, 2007.	/s/ "Robert Harris" __________________________________ Robert Harris A director

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